U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                             SCHEDULE 14C INFORMATION

                  INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                      OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.     )

Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14(a)-6(e)(2))
[ X ]  Definitive Information Statement


                             INZON CORPORATION
                (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee Computed on table below per Exchange Act Rules 14a-
    6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
___________________________________________________________________
2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________
4.  Proposed aggregate offering price:
___________________________________________________________________
5.  Total fee paid:
___________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:
_____________________________________________________________________

2.  Form, schedule, or registration statement number:
_____________________________________________________________________

3.  Filing party:
_____________________________________________________________________

4.  Date filed:
_____________________________________________________________________

Notes:

                              INFORMATION STATEMENT

                                 INZON CORPORATION
                             238 NORTHEAST FIRST AVENUE
                             DELRAY BEACH, FLORIDA 33444

                    We Are Not Asking You for a Proxy and You Are
                          Requested Not To Send Us a Proxy

     This Information Statement is furnished by the Board of Directors of InZon Corporation, a Nevada corporation ("Company"), to the holders of record at the close of business on June 10, 2005 ("Record Date") that were not solicited by the Company, of the Company's outstanding common stock, par value $0.001 per share ("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

The Company's Board of Directors has unanimously approved the following actions:

     (a) A proposal to amend the Articles of Incorporation of the Company to authorize and designate a new class of preferred stock; and

     (b) A proposal to restate the Company's Articles of Incorporation, as so amended.

The Company has received the consent of a majority of the outstanding shares of Common Stock of the Company for the foregoing actions. The filing of Amended and Restated Articles of Amendment with the Nevada Secretary of State, which will effect the foregoing actions, will not be done until a date which is at least twenty (20) days after the filing of this Definitive Information Statement.

     This Information Statement will be sent on or about June 22, 2005 to the Company's stockholders of record as of the Record Date, who have not been solicited for their consent of this corporate action.

                                VOTING SECURITIES

     The record date of shareholders of the Company entitled to receive notice of the above actions is the close of business on June 10, 2005. On such date, the Company had issued and outstanding 31,649,150 shares of its Common Stock, par value $.001. Each such share of Common Stock is entitled to one vote per share on any matter which may properly come before the shareholders and there is no cumulative voting right on any shares. Pursuant to applicable Nevada law, there are no dissenter's or appraisal rights relating to the matters set forth hereinabove.

     All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of the Company. The
Company has received written consent of a majority of such shares in the Company.

                                  STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of March 31, 2005, by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock;
(ii) each director and executive officer; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(i)  Directors and Executive Officers:

Title of Class   Name and Address of                Amount of     Percent of
                 Beneficial Owner (1)               Beneficial       Class
                                                    Ownership (2)

Common Stock     David F. Levy    (3)               10,940,675        36.3%
                 238 NE First Ave
                 Delray Beach FL 33444

Common Stock     Jay B. Smith                      10,940,675         36.3%
                 238 NE First Ave
                 Delray Beach FL 33444

Common Stock     Philip Loh                            500,000        1.70%
                 238 NE First Ave
                 Delray Beach FL 33444

Common Stock     Richard Dea                          200,000           .7%
                 238 NE First Ave
                 Delray Beach FL 33444

Common Stock     Shares of all directors and       22,581,350         74.9%
                 executive officers as a group (4
                 persons)

(ii)  5% Holders:


Common Stock     David F. Levy    (3)               10,940,675        36.3%
                 238 NE First Ave
                 Delray Beach FL 33444

Common Stock     Jay B. Smith                      10,940,675         36.3%
                 238 NE First Ave
                 Delray Beach FL 33444

(1) Except as noted, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) None of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations.

(3)  Consists of shares held jointly by David F. Levy and Luciene S. Levy.


                    AMENDMENTS TO ARTICLES OF INCORPORATON

Description of Securities.

(a)  Shareholder Rights.

     The Company's articles of incorporation currently authorize the issuance of 500,000,000 shares of Common Stock, with a par value of $0.001.

The holders of the shares:

     - have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors of the Company;

     - are entitled to share ratably in all of the assets of the Company available for distribution upon winding up of the affairs of the Company;

     - are entitled to one non-cumulative vote per share on all matters on which shareholders may vote at all meetings of shareholders.

These securities do not have any of the following rights:

     -  special voting rights;

     -  preference as to dividends or interest;

     -  preemptive rights to purchase new issues of the Company's shares;

     -  preference upon liquidation; or

     -  any other special rights or preferences.

     In addition, the shares are not convertible into any other security. There are no restrictions on dividends under any loan, financing arrangements or otherwise.

(b)  Non-Cumulative Voting.

     The holders of shares of common stock of the company do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of the company's directors.

(c)  Dividends.

     The Company does not currently intend to pay cash dividends. Because the Company does not intend to make cash distributions, potential shareholders would need to sell their shares to realize a return on their investment. There can be no assurances of the projected value of the shares, nor can there be any guarantees of the success of the Company.

     A declaration and payment to stockholders of dividends will be made only when, in the judgment of the Company's board of directors, it is in the best interest of its stockholders to do so. The board of directors will review, among other things, the financial status of the company and any future cash needs of the Company in making its decision.

(d)  Possible Anti-Takeover Effects of Authorized but Unissued Stock.

     The Company's authorized capital stock consists of 500,000,000 shares of common stock, with, as of March 31, 2005, 30,151,716 shares outstanding. One effect of the existence of authorized but unissued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of their fiduciary obligations, for example, the directors of the Company were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

(e)  Transfer Agent.

     The Company has engaged the services of Liberty Transfer Company, of Huntington, New York, to act as transfer agent and registrar.

Amendment of Articles of Incorporation.

     The corporate actions to be taken consist of the Company filing Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, substantially in the form annexed hereto and by this reference incorporated herein, with an effective date no earlier than twenty (20) days after the mailing of this Information Statement to the Company's stockholders of record as of the Record Date.


By order of the Board of Directors
June 22, 2005



/s/  David F. Levy
David F. Levy, CEO and President



                            AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION
                                   OF
                             INZON CORPORATION


     ARTICLE ONE. The name of the Corporation is 'INZON CORPORATION'.

     ARTICLE TWO. The address of the Corporation's registered office in the State of Nevada is 6075 South Eastern Avenue, Suite 1, Las Vegas NV 89119, and the name of its registered agent at that address is INCORP SERVICES, INC.

     ARTICLE THREE. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada, as amended from time to time. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

     ARTICLE FOUR. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is Five Hundred Million (500,000,000), consisting of 499,750,000 shares of Common
Stock, $.001 par value (the "Common Stock"), and 250,000 shares of Preferred Stock, $.001 par value (the "Preferred Stock").

     All or any part of the shares of the Common Stock and the Preferred Stock may be issued by the Corporation from time to time and for such consideration as may be determined and fixed by the Board of Directors, as provided by law, with due regard to the interest of the existing shareholders; and when consideration for these shares has been received by the Corporation, the shares shall be deemed fully paid. The rights, limitations and restrictions in respect of the Common Stock and the Preferred Stock are as follows:

A.  COMMON STOCK

     1. Voting. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters as to which holders of Common Stock shall be entitled to vote. Anything contained in these Amended and Restated Articles of Incorporation to the contrary notwithstanding, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding or reserved for issuance upon the conversion, exercise or exchange of securities, options, warrants or rights then outstanding) by the affirmative vote of the holders of a majority of the shares of Common Stock, voting together as one class. In any election of directors, no holder of Common Stock shall be entitled to cumulate his votes by giving one candidate more than one vote per share.

     2. Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except as may be provided by law, the holders of Common Stock shall have all other rights of stockholders, including, but not by way of limitation, (i) the right to receive dividends, when and as declared by the Board of Directors out of assets legally available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

B.  PREFERRED STOCK

     1. Designation and Number of Shares. The Preferred Stock of the Company shall be designated and known as the "Series A Convertible Non-Redeemable Preferred Stock." The number of shares of the Series A Convertible Non-Redeemable Preferred Stock authorized hereby shall be 250,000 shares, which shall be issuable in whole or fractional shares.

        2. Voting Rights. Except as otherwise expressly provided by law, the holders of Series A Convertible Non-Redeemable Preferred Stock shall have full voting rights and powers; they shall be entitled to vote on all matters as to which holders of the Company's Common Stock shall be entitled to vote, voting together with the holders of Common Stock as one class; and each share or fraction thereof shall be entitled to one vote for each share of Common Stock into which such share or fraction thereof of Series A Convertible Non-Redeemable Preferred Stock may be converted in accordance with
Section 5 hereinbelow.

       3. Dividends. There is no dividend preference. In the event that the Company declares a cash dividend, the holders of the Series A Convertible Non-Redeemable Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends paid, such that holders of the Series A Convertible Non-Redeemable Preferred Stock shall receive, with respect to each share of Series A Convertible Non-Redeemable Preferred Stock held, an amount equal to (i) the dividend payable with respect to each share of Common Stock, multiplied by (ii) the number of shares (or a fraction of a share, if any) of Common Stock into which such share of Series A Convertible Non-Redeemable Preferred Stock is convertible as of the record date for such dividend.

        4. Preemptive Rights: No Cumulative Voting. The holders of
Series A Convertible Non-Redeemable Preferred Stock shall not have preemptive rights to purchase additional shares of capital stock and shall not have the right to vote cumulatively in the election of directors.

        5. Conversion Rights of Series A Convertible Non- Redeemable Preferred Stock.

     (a) Conversion at the Option of the Holder.

          (i) Conversion Rate. The holder of record of any shares or fractional shares of Series A Convertible Non-Redeemable Preferred Stock shall have the right, at any time, at such holder's option, to convert (the "Optional Conversion"), without the payment of any additional consideration, each two-thousandth (1/2000th) of a share of Series A Convertible Non-Redeemable Preferred Stock into one (1) fully paid and non-assessable share of Common Stock (so that each whole share of Series A Convertible Non-Redeemable Preferred Stock is convertible into two thousand (2,000) fully paid and non-assessable shares of Common Stock), subject to adjustment as described below. The number of shares of Common Stock into which the Series A Convertible Non-Redeemable Preferred Stock may be converted shall be the "Conversion Rate."

          (ii) Adjustment to Conversion Rate for Certain
Changes in the Company's Capitalization. If there shall be issued additional shares of Common Stock solely by reason of stock dividends, stock splits, combinations or exchanges of shares, or if the Company shall reduce the number of outstanding shares of its Common Stock by any capital reorganization or reclassification of the capital stock of the Company, the Board of Directors of the Company shall adjust the Conversion Rate to reflect such transaction such that immediately after any of the foregoing events, the Series A Convertible Non-Redeemable Preferred Stock shall be convertible into the same proportion of issued and outstanding shares of Common Stock into which the Series A Convertible Non-Redeemable Preferred Stock would have been convertible prior to such event; provided, however, that in no event shall fractional shares of Common Stock be issuable in respect of any conversion.

     (b) Automatic Conversion. Each share or fractional share of Series A Convertible Non-Redeemable Preferred Stock shall automatically convert (the "Automatic Conversion"), upon the transfer, sale, pledge, assignment or other disposition of such share or fractional share, into shares of Common Stock (other than fractional shares) at the Conversion Rate in effect at the time of such transfer, sale, pledge, assignment or other disposition. After any such transfer, sale, pledge, assignment or other disposition, the certificate representing any share or fractional share of Series A Convertible Non-Redeemable Preferred Stock shall represent the number of shares of Common Stock into which such share or fractional share was converted and the holder thereof shall have no further rights as a holder of Series A Convertible Non-Redeemable Preferred Stock.

     (c) Mergers, Consolidations, Etc. In the event the
Company shall merge, consolidate or take any other similar action in which the Common Stock shall be exchanged for securities or assets, whether of the Company or of another entity, the Series A Convertible Non-Redeemable Preferred Stock shall be automatically converted into such other securities or assets as if the Series A Convertible Non-Redeemable Preferred Stock had been converted into Common Stock immediately prior to such merger, consolidation or such other similar action.

     (d) Mechanics of Conversion.

          (i) Automatic Conversion. The original
holder shall provide the Company prompt notice of any transfer, sale, pledge, assignment or other disposition of any share or fractional share of Series A Convertible Non-Redeemable Preferred Stock. Thereafter, any share or fractional share of Series A Convertible Non-Redeemable Preferred Stock so transferred, sold, pledged, assigned or otherwise disposed of shall represent the number of shares of Common Stock into which such share or fractional share was converted and the holder thereof shall have no further rights as a holder of Series A Convertible Non-Redeemable Preferred Stock. Certificates for such converted shares or fractional shares of Series A Convertible Non-Redeemable Preferred Stock may be exchanged for certificates for the shares of Common Stock into which the shares or fractional shares of Series A Convertible Non-Redeemable Preferred Stock were converted, by returning such certificates to the Company or the Company's transfer agent for the Common Stock.

         (ii) Optional Conversion. If a holder of shares of Series A Convertible Non-Redeemable Preferred Stock desires to exercise his right of Optional Conversion pursuant to subsection 5(a), such holder shall give written notice to the Company of his election to convert a stated number of shares of Series A Convertible Non-Redeemable Preferred Stock into shares of Common Stock, at the Conversion Rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares or fractional shares of Series A Convertible Non-Redeemable Preferred Stock which shall be converted into Common Stock. The notice also shall contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after the receipt of the aforesaid notice and certificate or certificates representing the Series A Convertible Non-Redeemable Preferred Stock surrendered for conversion, the Company shall cause to be issued and delivered to the holder of the Series A Convertible Non-Redeemable Preferred Stock surrendered for conversion or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Series A Convertible Non-Redeemable Preferred Stock and the certificates representing shares of Series A Convertible Non-Redeemable Preferred stock surrendered for conversion shall be cancelled by the Company. If the number of shares represented by the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Company shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares of the Series A Convertible Non-Redeemable Preferred Stock.

     (e) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Series A Convertible Non-Redeemable Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of all of the shares of Series A Convertible Non-Redeemable Preferred Stock at that time issued and outstanding.

     6. Liquidation Rights. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company, the holders of Series A Convertible Non-Redeemable Preferred Stock shall be entitled to receive $1.00 for each two-thousandth (1/2000th) of a share before any amounts are paid to holders of Common Stock. After such payments shall have been made in full to the holders of Series A Convertible Non-Redeemable Preferred Stock shall have no further rights upon any such event.

     ARTICLE FIVE. Unless otherwise determined by the Board of Directors, no shareholder shall be entitled, as a matter of right, to purchase, subscribe for, or receive any right or rights to subscribe for any stock of any class that the Corporation may issue or sell, whether or not exchangeable for any stock of the Corporation of any class or classes, and whether or not of un-issued shares authorized by the articles of incorporation as originally filed or by any amendment of the articles of incorporation or out of shares of stock of the Corporation acquired by it after the issuance of the shares, and whether issued for cash, promissory notes, services, personal or real property, or other securities of the Corporation, nor shall any holder of stock of the Corporation be entitled to any right of subscription to any of such shares. Further, unless otherwise determined by the board of directors, no holder of any shares of the stock of the Corporation is entitled, as a matter of right, to purchase or subscribe for any obligation which the Corporation may issue or sell that shall be convertible into or exchangeable for any shares of the stock of the Corporation of any class or classes, or to which shall be attached or appurtenant any warrant or warrants or other instrument or instruments which confer on the holder or holders of the obligation the right to subscribe for or purchase from the Corporation any shares of its capital stock of any class or classes.

           ARTICLE SIX.

     a. Except as may be otherwise specifically provided by the NRS, all powers of management, direction and control of the Corporation shall be, and hereby are, vested in the Board of Directors.

      b. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business, and, except as otherwise provided in these Amended and Restated Articles of Incorporation, as amended, or the By-laws, the vote of a majority of the directors present at a meeting at which a quorum is then present shall be the act of the Board. As used in these Amended and Restated Articles of Incorporation, as amended, the terms "whole Board" and "whole Board of Directors" are hereby exclusively defined and limited to mean the total number of directors which the Corporation would have if the Board had no vacancies.

     c. The number of directors shall be fixed by, or in the manner provided in, the By-laws.

     d. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election and until their successors shall be elected and qualified or until their respective earlier resignation, removal or death. No decrease in the number of directors shall shorten the term of any incumbent director.

     e. Notwithstanding any other provision of these Amended and Restated Articles of Incorporation, as amended, or the By-laws, and notwithstanding the fact that some lesser percentage may be specified by law, these Amended and Restated Articles of Incorporation, as amended, or the By-laws, any director or the whole Board of Directors of the Corporation may be removed at any time, but only for cause and only upon the affirmative vote of the holders of a majority or more of the then outstanding shares of Voting Stock, considered for this purpose as one class (for the purposes of this ARTICLE SIX, section (e), each share of the Voting Stock shall have the number of votes granted to it pursuant to ARTICLE FOUR of these Amended and Restated Articles of Incorporation, as amended).

     f. Advance notice of nominations for the election of directors other than nominations by the Board of Directors or a committee thereof shall be given to the Corporation in the manner provided in the By-laws.

     g. Except as may be otherwise specifically provided in this ARTICLE SIX, the term of office and voting power of each director of the Corporation shall be neither greater than nor less than that of any other director or class of directors of the Corporation.

     h. Elections of directors need not be by ballot unless the By-laws of the Corporation shall so provide.

     ARTICLE SEVEN. The By-laws of the Corporation shall be adopted in any manner provided by law. In furtherance, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to make, adopt, alter, amend or repeal the By-laws of the Corporation. Notwithstanding any other provisions in these Amended and Restated Articles of Incorporation, as amended, or the By-laws of the Corporation, and notwithstanding the fact that some lesser percentage may be specified by law, the stockholders of the Corporation shall have the power to make, adopt, alter, amend or repeal the By-laws of the Corporation only upon the affirmative vote of a majority or more of the then outstanding shares of Voting Stock, considered for this purpose as one class (for purposes of this ARTICLE SEVEN, each share of the Voting Stock shall have the number of votes granted to it pursuant to ARTICLE FOUR of these Amended and Restated Articles of Incorporation, as amended).

     ARTICLE EIGHT. The Corporation may agree to the terms and conditions upon which any director, officer, employee or agent accepts his office or position and in its By-laws, by contract or in any other manner may agree to indemnify and protect any director, officer, employee or agent of the Corporation, or any person who serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the fullest extent permitted by the NRS (including, without limitation, the statutes, case law and principles of equity) of the State of Nevada. If the NRS (including, without limitation, the statutes, case law or principles of equity, as the case may be) of the State of Nevada are amended or changed to permit or authorize broader rights of indemnification to any of the persons referred to in the immediately preceding sentence, then the Corporation shall be automatically authorized to agree to indemnify such respective persons to the fullest extent permitted or authorized by such law, as so amended or changed, without the need for amendment or modification of this ARTICLE EIGHT and without further action by the directors or stockholders of the Corporation.

     Without limiting the generality of the foregoing provisions of this ARTICLE EIGHT, to the fullest extent permitted or authorized by the NRS as now in effect and as the same may from time to time hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of the immediately preceding sentence shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

     ARTICLE NINE. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of the NRS or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of the NRS, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     ARTICLE TEN. Except as may be otherwise provided by statute, the Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner of such shares and of all rights derived from such shares for all purposes, and the Corporation shall not be obligated to recognize any equitable or other claim to or interest in such shares or rights on the part of any other person, including, but without limiting the generality of the term "person" to, a purchaser, pledgee, assignee or transferee of such shares or rights, unless and until such person becomes the registered holder of such shares. The foregoing shall apply whether or not the Corporation shall have either actual or constructive notice of the claim by or the interest of such person.

     ARTICLE ELEVEN. The books of the Corporation may be kept (subject to any provisions contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

     ARTICLE TWELVE. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that the foregoing shall not derogate from the authority of all the directors and all of the stockholders of the Corporation eligible to vote, to adopt an amendment to these Amended and Restated
Articles of Incorporation, as amended, by signing a written statement manifesting their intention that an amendment to these Amended and Restated Articles of Incorporation, as amended, be adopted pursuant to the NRS.

     ARTICLE THIRTEEN. Except as otherwise required by law, special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors, the President of the Corporation or the Board pursuant to a resolution adopted by the a majority of the whole Board.

     ARTICLE FOURTEEN. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation, as amended, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     ARTICLE FIFTEEN. The duration of the Corporation is perpetual.

     ARTICLE SIXTEEN. None of the provisions of Articles FOUR, FIVE or this ARTICLE SIXTEEN may be amended, altered, changed or repealed except upon the affirmative vote at any annual or special meeting of the stockholders, of the holders of at least a majority or more of the then outstanding shares of Voting Stock, considered for this purpose as one class (for the purpose of this ARTICLE SIXTEEN, each share of Voting Stock shall have the number of votes granted to it pursuant to ARTICLE FOUR of these Amended and Restated Articles of Incorporation), nor shall new provisions to these Amended and Restated Articles of Incorporation, as amended, be adopted or existing provisions to these Amended and Restated Articles of Incorporation, as amended, be amended, altered or repealed which in either instance are in conflict or inconsistent with Articles FOUR, FIVE or this ARTICLE SIXTEEN except upon the affirmative vote at any annual or special meeting of the stockholders of the holders of at least a majority or more of the then outstanding shares of Voting Stock, considered for this purpose as one class. Any inconsistency between the provisions of a By-law and any provisions of these Amended and Restated Articles of Incorporation, as amended, shall be controlled by these Amended and Restated Articles of Incorporation, as amended.